UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

JOHN MARSHALL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JOHN MARSHALL BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 18, 2024 Greater Reston Chamber of Commerce Chamber Conference Room, located at 1886 Metro Center Drive, Suite 150, Reston, Virginia 20190 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and our 2023 Annual Report on Form 10-K are available at: http://www.viewproxy.com/JMSB/2024 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 10, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Shareholders of John Marshall Bancorp, Inc., Notice is hereby given that the 2024 Annual Meeting of Shareholders of John Marshall Bancorp, Inc. will be held on June 18, 2024 at 10:00 a.m. EDT at the Greater Reston Chamber of Commerce Chamber Conference Room, located at 1886 Metro Center Drive, Suite 150, Reston, Virginia 20190 for the following purposes: 1. To elect nine directors to serve until the 2025 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. (1) Philip W. Allin (2) Christopher W. Bergstrom (3) Philip R. Chase (4) Michael T. Foster (5) Michael A. Garcia (6) Subhash K. Garg (7) Jonathan C. Kinney (8) O. Leland Mahan (9) Lim P. Nguonly 2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Note: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends you vote “FOR” the election of Directors and “FOR” Proposal 2. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/JMSB/2024. Have the 11-digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below. CONTROL NUMBER INTERNET TELEPHONE E-MAIL

JOHN MARSHALL BANCORP, INC. 1943 ISAAC NEWTOWN SQUARE E., SUITE 100, RESTON, VA, 20190 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: http://www.viewproxy.com/JMSB/2024 Notice, Proxy Statement, and our 2023 Annual Report on Form10-K ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You may vote your proxy when you view the material on the Internet. You will be asked to follow the prompts to vote your shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/JMSB/2024 or By e-mail at: requests@viewproxy.com Please include the company name and your control number in the subject line.